EXHIBIT 10.14(b)



               AMENDMENT NO. 1 TO CREDIT AGREEMENT




          AMENDMENT NO. 1, dated as of June 15, 1993, under the Credit Agreement, dated as of August 1, 1990 (the "Credit Agreement"), among LIN CELLULAR NETWORK, INC., a Delaware corporation (the "Borrower"), the LENDERS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan"), as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lenders thereunder, CITIBANK, N.A. ("Citibank"), Morgan and THE TORONTO-DOMINION BANK ("Toronto-Dominion"), as arrangers (together with any successors appointed pursuant to such Article VII of the Credit Agreement, the "Arrangers") for the Lenders thereunder, Citibank, as collateral agent (together with any successors appointed pursuant to such Article VII of the Credit Agreement, the "Collateral Agent") and Toronto-Dominion, as documentation agent (the "Documentation Agent") for the Lenders thereunder. Unless otherwise defined herein, capitalized terms used in this Agreement are defined in the Credit Agreement.

          PRELIMINARY STATEMENT: The Borrower has requested that the Lenders and the Agents amend certain provisions of the Credit Agreement as hereinafter set forth and the Lenders have indicated their willingness to do so on the terms and conditions stated below.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

          1.   Amendment to Section 1.01.  (a)  The definition of
"Amortization Commencement Date" in Section 1.01 shall be amended to read in full as follows:

          "Amortization Commencement Date" means, in respect of the Revolving Credit Facility, March 31, 1996.

          (b) The definition of "Applicable Margin" shall be amended by deleting the table set forth in clause (b) thereof in its entirety and replacing it with the following table:

                          LIBO      Adjusted      Base
                          Rate      CD Rate       Rate
Ratio of CDCE/ACOCF     Advances    Advances    Advances

10.0 to 1 or greater     2-1/2%      2-5/8%      1-1/2%
 7.0 to 1 to 10.0 to 1   1-7/8       2             7/8
 6.5 to 1 to 7.0 to 1    1-3/4       1-7/8         3/4
 6.0 to 1 to 6.5 to 1    1-5/8       1-3/4         5/8
 5.5 to 1 to 6.0 to 1    1-1/2       1-5/8         1/2
 4.5 to 1 to 5.5 to 1    1-1/4       1-3/8         1/4
 4.0 to 1 to 4.5 to 1    1-1/8       1-1/4         1/8
less than 4.0 to 1       1           1-1/8         --

          2. Amendment to Section 2.04(b). Section 2.04(b) shall be amended by deleting the second sentence set forth in clause (i) thereof in its entirety and replacing it with the following sentences:

     In addition, on the last day of each calendar quarter (each such date, together with the last day of each calendar quarter referred to in the next following sentence, being an "Amortization Date") in the periods set forth below, the Term Commitment of each Lender shall automatically and permanently reduce by the amount obtained by multiplying the percentage set forth opposite the applicable period set forth below (as such percentage may be reduced pursuant to clause (iv) of this Section 2.04(b) or Section 2.07(a)(ii)) by the aggregate principal amount of the Term Advances owing to such Lender as of September 30, 1993:

      Measurement Period              Percentage

   9/30/93 through 6/30/94              1.250%
   9/30/94 through 6/30/95              2.500
   9/30/95 through 6/30/96              3.125
   9/30/96 through 6/30/97              3.750
   9/30/97 through 6/30/98              4.375
   9/30/98 through 6/30/00              5.000

          On the last day of each calendar quarter in the periods set forth below, the Revolving Credit Commitment of each Lender shall automatically and permanently reduce by the amount obtained by multiplying the percentage set forth opposite the applicable period set forth below (as such percentage may be reduced pursuant to clause (iv) of this Section 2.04(b) or Section 2.07(a)(ii)) by the aggregate principal amount of the Revolving Credit Advances owing to such Lender on the Amortization Commencement Date:

      Measurement Period              Percentage

   3/31/96 through 12/31/96              2.500%
   3/31/97 through 12/31/97              3.750
   3/31/98 through 12/31/98              5.000
   3/31/99 through 12/31/99              6.250
   3/31/00 through 6/30/00              15.000

        3. Amendments to Section 5.03(b). Section 5.03(b) shall be amended by deleting the table set forth in such Section in its entirety and replacing it with the following table:

   Measurement Period           CD/COCF       SD/COCF

   06/1/93 thru 05/31/94          6.50           6.00
   06/1/94 thru 11/30/94          6.00           5.50
   12/1/94 thru 5/31/95           6.00           5.25
   06/1/95 thru 11/30/95          6.00           5.00
   12/1/95 thru 5/31/96           5.50           4.50
   06/1/96 and thereafter         5.00           4.00

          4. Amendment Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each of the Term Lenders that execute this Amendment, in consideration for such execution, an amendment fee, payable upon the Effective Date (as defined below), in an amount equal to 1/4 of 1% of the sum of the Term Advances of such Lenders as of the Effective Date, such amount to be paid by the Administrative Agent promptly to such Term Lenders ratably in accordance with their Term Commitments.

          (b) The Borrower agrees to pay to the Administrative Agent for the account of the Revolving Credit Lenders, in consideration for the execution by such Lenders of this Amendment, an amendment fee, payable upon the Effective Date, in an amount equal to 3/8 of 1% of the sum of the Revolving Credit Advances and the aggregate unused portion of the Revolving Credit Commitments as of the Effective Date, such amount to be paid by the Administrative Agent promptly to the Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments.

          (c) The Borrower shall pay to the Agents for their own accounts such fees as may be agreed upon between the Borrower and the Agents.

          5. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received (a) two counterparts of this Amendment executed by the Borrower, the Required Lenders and each of the Revolving Credit Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lenders have executed this Amendment and (b) a certificate of a Financial Officer of the Borrower dated the date of the receipt by the Administrative Agent, and otherwise in form and substance satisfactory to the Administrative Agent, stating that no Default has occurred and is continuing (the date on which all of the conditions set forth in this Section 5 have been satisfied being referred to herein as the "Effective Date").

          6.   Reference to and Effect on the Loan
Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to "the Credit Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, subject, as applicable, to the amendments herein.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan
Documents, except to the extent expressly set forth herein.

          7. Ratification. Except to the extent that the provisions of Sections 1.01, 2.04(b) and 5.03(b) are amended hereby, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect in accordance with the provisions thereof as in effect on the date hereof and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, each Security Agreement and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement.

          8.   Entire Agreement.  The provisions of this
Amendment contain the entire agreement between the parties relating to the subject matter hereof and supersede all prior agreements and understandings relating thereto.

          9.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

          10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers thereunto duly authorized, as of the date first above written.

                            LIN CELLULAR NETWORK, INC.


                            By  __________________________
                                 Name:
                                 Title:


                            MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK
                              as Administrative Agent,
                            Arranger and Lender


                            By  __________________________
                                 Name:
                                 Title:


                            CITIBANK, N.A.
                              as Collateral Agent, Arranger
                            and Lender


                            By  __________________________
                                 Name:
                                 Title:


                            THE TORONTO-DOMINION BANK
                              as Documentation Agent, Arranger
                            and Lender


                            By  __________________________
                                 Name:
                                 Title:

                            ATHENA LOAN INVESTORS, L.P.


                            By  __________________________
                                 Name:
                                 Title:

                            BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                            By  __________________________
                                 Name:
                                 Title:

                            BANK OF HAWAII


                            By  __________________________
                                 Name:
                                 Title:


                            BANK OF IRELAND


                            By  __________________________
                                 Name:
                                 Title:


                            BANK OF MONTREAL, CHICAGO BRANCH


                            By  __________________________
                                 Name:
                                 Title:


                            THE BANK OF NEW YORK


                            By  __________________________
                                 Name:
                                 Title:

                            THE BANK OF NOVA SCOTIA


                            By  __________________________
                                 Name:
                                 Title:


                            BANQUE NATIONALE DE PARIS


                            By  __________________________
                                 Name:
                                 Title:


                            By  __________________________
                                 Name:
                                 Title:


                            BARCLAYS BANK PLC


                            By  __________________________
                                 Name:
                                 Title:


                            CANADIAN IMPERIAL BANK OF
                              COMMERCE


                            By  __________________________
                                 Name:
                                 Title:


                            THE CHUO TRUST & BANKING CO., LTD.
                              LOS ANGELES AGENCY


                            By  __________________________
                                 Name:
                                 Title:

                            CREDIT LYONNAIS
                              CAYMAN ISLANDS BRANCH


                            By  __________________________
                                 Name:
                                 Title:


                            THE DAI-ICHI KANGYO BANK, LIMITED


                            By  __________________________
                                 Name:
                                 Title:


                            DEUTSCHE BANK AG NEW YORK AND/OR
                              CAYMAN ISLAND BRANCHES


                            By  __________________________
                                 Name:
                                 Title:


                            By  __________________________
                                 Name:
                                 Title:


                            DIAMOND LEASE (U.S.A.), INC.


                            By  __________________________
                                 Name:
                                 Title:


                            EATON VANCE PRIME RATE RESERVES


                            By  __________________________
                                 Name:
                                 Title:

                            FIRST NATIONAL BANK OF BOSTON


                            By  __________________________
                                 Name:
                                 Title:


                            FIRST NATIONAL BANK OF MARYLAND


                            By  __________________________
                                 Name:
                                 Title:


                            THE FUJI BANK, LIMITED
                              LOS ANGELES AGENCY


                            By  __________________________
                                 Name:
                                 Title:



                            FUYO GENERAL LEASE (USA), INC.


                            By  __________________________
                                 Name:
                                 Title:


                            THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED


                            By  __________________________
                                 Name:
                                 Title:


                            J.P. MORGAN DELAWARE


                            By  __________________________
                                 Name:
                                 Title:

                            KANSALLIS-OSAKE-PANKKI


                            By  __________________________
                                 Name:
                                 Title:


                            By  __________________________
                                 Name:
                                 Title:


                            KLEINWORT BENSON LIMITED


                            By  __________________________
                                 Name:
                                 Title:


                            LIL U.S.A. CO., LTD.


                            By  __________________________
                                 Name:
                                 Title:


                            THE LONG-TERM CREDIT BANK OF
                              JAPAN, LTD.
                              LOS ANGELES AGENCY


                            By  __________________________
                                 Name:
                                 Title:

                            LUMBERMENS MUTUAL CASUALTY
                              COMPANY


                            By  __________________________
                                 Name:
                                 Title:


                            By  __________________________
                                 Name:
                                 Title:


                            MERIDIAN BANK


                            By  __________________________
                                 Name:
                                 Title:


                            MERRILL LYNCH PRIME FUND, INC.


                            By  __________________________
                                 Name:
                                 Title:


                            MERRILL LYNCH PRIME RATE PORTFOLIO


                            By  __________________________
                                 Name:
                                 Title:


                            THE MITSUI TRUST & BANKING CO.,
                              LTD.
                              LOS ANGELES AGENCY


                            By  __________________________
                                 Name:
                                 Title:

                            NATIONAL WESTMINSTER USA


                            By  __________________________
                                 Name:
                                 Title:


                            NATIONSBANK OF TEXAS


                            By  __________________________
                                 Name:
                                 Title:


                            THE NIPPON CREDIT BANK, LTD.
                              NEW YORK BRANCH


                            By  __________________________
                                 Name:
                                 Title:


                            ORIX USA CORPORATION


                            By  __________________________
                                 Name:
                                 Title:


                            PILGRIM PRIME RATE TRUST


                            By  __________________________
                                 Name:
                                 Title:


                            PNC BANK, N.A.


                            By  __________________________
                                 Name:
                                 Title:

                            THE SAKURA BANK, LIMITED LOS
                               ANGELES AGENCY


                            By  __________________________
                                 Name:
                                 Title:


                            SECURITY PACIFIC NATIONAL BANK


                            By  __________________________
                                 Name:
                                 Title:


                            SHAWMUT BANK CONNECTICUT, N.A.


                            By  __________________________
                                 Name:
                                 Title:


                            THE SUMITOMO BANK, LIMITED
                              CHICAGO BRANCH


                            By  __________________________
                                 Name:
                                 Title:


                            THE TORONTO DOMINION BANK,
                              CAYMAN ISLANDS BRANCH


                            By  __________________________
                                 Name:
                                 Title:


                            VAN KAMPEN MERRITT PRIME RATE
                              FUND


                            By  __________________________
                                 Name:
                                 Title: